UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: March 7, 2017

(Date of earliest event reported)

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA, 94089

(Address of principal executive offices, including zip code)

(408) 498-6000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 7, 2017, Financial Engines, Inc. (the “Company”, “Financial Engines”, “we,” “us,” or “our””) issued a press release announcing that funds affiliated with Warburg Pincus LLC (“Warburg Pincus”) have agreed to sell an aggregate of 4,109,128 shares of Financial Engines’ common stock in a registered underwritten public offering (the “Offering”). We are filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference into this Item 8.01.

The press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1943, as amended. These forward-looking statements are subject to several risks and uncertainties and are made in light of information currently available to us. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “intend,” “expect,” “estimate,” “plan,” “will” or other similar words are intended to identify forward-looking statements. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control and which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on these assumptions, risks and uncertainties is available in our other filings with the Securities and Exchange Commission. We undertake no obligation and do not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2017	Financial Engines, Inc.

	By:	/s/ Lewis E. Antone, Jr.
	Name:	Lewis E. Antone, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 7, 2017.